Exhibit 99.1

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Financial Statements

For the Periods from January 9, 2007 (inception) to July 25, 2007

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

KBL Healthcare Acquisition Corp. III

We have audited the accompanying balance sheet of KBL Healthcare Acquisition Corp. III (a corporation in the development stage) as of July 25, 2007, and the related statements of operations, stockholders’ equity and cash flows for the period from January 9, 2007 (inception) to July 25, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KBL Healthcare Acquisition Corp. III as of July 25, 2007, and the results of its operations and its cash flows for the period from January 9, 2007 (inception) to July 25, 2007 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP

New York, New York

July 27, 2007

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Balance Sheet

July 25, 2007
ASSETS

Current assets:
Cash	$324,545
Cash held in Trust Fund (Note 1)	133,930,000
Prepaid expenses	151,849

Total assets	$134,406,394

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accrued expenses	$380,282
Note payable to initial stockholder (Note 4)	100,000
Deferred underwriting fees	4,140,000

Total current liabilities	4,620,282

Common stock, subject to possible conversion, 5,174,999 shares at conversion value	38,936,992

Commitments (Note 6)

Stockholders’ equity
Preferred stock, $.0001 par value
Authorized 1,000,000 shares; none issued or outstanding
Common stock, $.0001 par value
Authorized 50,000,000 shares
Issued and outstanding 21,000,000 shares (which includes 5,174,999 subject to possible conversion)	2,100
Additional paid-in capital	90,857,399
Deficit accumulated during the development stage	(10,379)

Total stockholders’ equity	90,849,120

Total liabilities and stockholders’ equity	$134,406,394

See notes to Financial Statements.

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Statement of Operations

For the period January 9, 2007 (inception) to July 25, 2007
Interest income	$299

Formation & operating costs	10,678

Net loss for the period	$(10,379)

Weighted average shares outstanding, basic and diluted	3,837,563

Basic and diluted net loss per share	$(0.00)

See notes to Financial Statements.

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Statement of Changes in Stockholders’ Equity

For the period January 9, 2007 (inception) to July 25, 2007

	Common Stock		Addition paid-in capital	Deficit Accumulated During the Development Stage	Stockholders’ Equity
	Shares	Amount
Issuance of common stock to initial stockholders on January 9, 2007 at approximately $.007 per share	3,750,000	$375	$24,625	$—	$25,000

Sale of 17,250,000 units, net of underwriters discount and offering expenses (includes 5,174,999 shares subject to possible conversion)	17,250,000	1,725	127,694,766	—	127,696,491

Private placement warrants (2,075,000 units)			2,075,000		2,075,000

Proceeds subject to possible conversion of 5,174,999 shares			(38,936,992)		(38,936,992)

Net Loss for the period				(10,379)	(10,379)

Balance at July 25, 2007	21,000,000	$2,100	$90,857,399	$(10,379)	$90,849,120

See notes to Financial Statements

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Statement of Cash Flows

For the period January 9, 2007 (inception) to July 25, 2007
Cash flow from operating activities
Net loss	$(10,379)
Increase in prepaid expenses	(151,849)
Increase in accrued expenses	148,817

Net cash used in operating activities	(13,411)

Cash flows from investing activities

Cash held in trust fund	(133,930,000)

Net cash used in investing activities	(133,930,000)

Cash flows from financing activities
Gross proceeds	138,000,000
Proceeds from sale of shares of common stock to founding stockholders	25,000
Proceeds from note payable to stockholder	100,000
Proceeds from private placement warrants	2,075,000
Payment of costs associated with initial public offering	(5,932,044)

Net cash provided by financing activities	134,267,956

Net increase in cash	324,545
Cash at beginning of period	—

Cash at end of period	$324,545

Supplemental Schedule of Non Cash Financing Activities:

Accrual of costs of the proposed public offering	$231,465
Accrual of deferred underwriting fees	4,140,000

See notes to Financial Statements

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Notes to Financial Statements

1. Organization and Business Operations

KBL Healthcare Acquisition Corp. III (the “Company”) was incorporated in Delaware on January 9, 2007 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business in the healthcare or healthcare-related industries.

At July 25, 2007, the Company had not yet commenced any operations. All activity through July 25, 2007 relates to the Company’s formation and the proposed public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (“Offering”) was declared effective July 19, 2007. The Company consummated the Offering on July 25, 2007 and received net proceeds of approximately $127,696,000 (note 2). The Company’s management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business in the healthcare or healthcare-related industries (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $133,930,000, including $4,140,000 of deferred underwriting discounts and commissions and the $2,075,000 proceeds of the Private Placement Warranty described in Note 2 is being held in a trust account (“Trust Account”) and invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, providers of financing, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s Chairman of the Board, the Company’s Chief Executive Officer and the Company’s Chief Operating Officer have agreed that they will be liable under

KBL Healthcare Acquisition Corp. III (a corporation in the development stage) Notes to Financial Statements certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors, providers of financing, service providers or other entities that are owed money by the Company for services rendered to or contracted for or products sold to the Company. However, there can be no assurance that they will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of $1,900,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements and tax obligations.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 3,750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding approximately 29.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Notes to Financial Statements

Combination. Therefore, a portion of the net proceeds of the offering (approximately 29.99% of the amount held in trust excluding the portion relating to the deferred underwriting fees) has been classified as common stock subject to possible conversion in the accompanying balance sheet. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

The Company’s Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a business combination by July 19, 2009. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Proposed Offering discussed in Note 2).

Cash and Cash Equivalents – Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

Concentration of Credit Risk – Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes that Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Fair Value of Financial Instruments – The fair value of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instruments,” approximate their carrying amounts presented in the balance sheet at July 25, 2007.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended (“SFAS 133”) which establishes accounting and reporting standards for derivative instruments.

Deferred Income Taxes – Deferred income taxes are provided for

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Notes to Financial Statements

the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company recorded a deferred income tax asset for the tax effect of temporary differences, aggregating approximately $3,529. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at July 25, 2007.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

Loss Per Share – Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The effect of the 17,250,000 outstanding warrants included in the units issued in connection with the Offering and the 2,075,000 outstanding warrants issued in connection with the private placement has not been considered in the diluted loss per share calculation since the effect of such warrants would be antidilutive.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements – In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The Company adopted FIN 48 upon its inception. Since the Company is a development stage company that began operations on January 9, 2007, there have been no audits of filed tax returns as of this time. The adoption of FIN 48 did not have a material effect on the Company’s financial condition, results of operations or liquidity.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2. Public Offering	On July 25, 2007, the Company sold 15,000,000 Units (plus an additional 2,250,000 units solely to cover over-allotments) in the Offering. Each Unit consists of one share of the Company’s common stock and one Redeemable Common Stock Purchase Warrant (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing the later of the completion of

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Notes to Financial Statements

a Business Combination and July 19, 2008 and expiring July 18, 2011. The Company may redeem the Warrants, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company paid the underwriters in the Offering an underwriting discount of 7% of the gross proceeds of the Offering. However, the underwriters have agreed that 3% ($4,140,000) of the underwriting discounts will not be payable unless and until the Company completes a Business Combination and have waived their right to receive such payment upon the Company’s liquidation if it is unable to complete a Business Combination. In addition, the underwriters will forfeit a portion of this fee ($.24 per share) to pay a portion of the amounts due to converting stockholders.

Certain of the Company’s officers, directors and special advisors purchased a total of 2,075,000 Warrants (“Private Placement Warrants”) at $1.00 per Warrant (for an aggregate purchase price of $2,075,000) privately from the Company. These purchases took place simultaneously with the Offering. All of the proceeds received from these purchases have been placed in the Trust Account. The Private Placement Warrants are identical to the Warrants underlying the Units in the Offering except that if the Company calls the Warrants for redemption, the Private Placement Warrants may be exercisable on a “cashless basis,” at the holder’s option, so long as such securities are held by such purchaser or their affiliates. Furthermore, the purchasers have agreed that the Private Placement Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

3. Note Payable, Stockholder	The Company issued an unsecured promissory note in an aggregate principal amount of $100,000 to one of the Initial Stockholders on January 5, 2007. The notes are non-interest bearing and will be paid following the consummation of the Offering from the net proceeds of such offering. Due to the short-term nature of the notes, the fair value approximates the carrying amount.

KBL Healthcare Acquisition Corp. III (a corporation in the development stage) Notes to Financial Statements
4. Commitments

The Company presently occupies office space provided by an affiliate of three of the Initial Stockholders. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $10,000 per month for such services commencing on the effective date of the Offering. The statement of operations includes $1,935 of expense related to this agreement.

Pursuant to letter agreements which the Initial Stockholders will enter with the Company and the underwriters, the Initial Stockholders will waive their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

The Initial Stockholders and the holders of the Private Placement Warrants (or underlying securities) will be entitled to registration rights with respect to their founding shares or Private Placement Warrants (or underlying securities) pursuant to an agreement dated as of July 19, 2007. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Private Placement Warrants (or underlying securities) are entitled to demand that the Company register these

KBL Healthcare Acquisition Corp. III

(a corporation in the development stage)

Notes to Financial Statements

securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Private Placement Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

5. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

6. Common Stock	Effective July 19, 2007, the Company’s Board of Directors authorized a stock dividend of 0.2 shares of common stock for each outstanding share of common stock. All references in the accompanying financial statements to the number of shares have been retroactively restated to reflect this transaction.